UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 21, 2026
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Virgin Galactic Holdings, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________

Delaware	001-38202	85-3608069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Flight Way Tustin, California	92782
(Address of principal executive offices)	(Zip Code)
(949) 774-7640
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 ____________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 21, 2026, Virgin Galactic Holdings, Inc., together with Galactic Co., LLC (which we refer to, collectively with Virgin Galactic Holdings, Inc., as the “Company”), entered into amendments (the “Amendments”) to the employment agreements with the Company’s Chief Financial Officer and Treasurer, Douglas Ahrens, and Chief People Officer and Executive Vice President, Astronaut Operations, Aparna Chitale. The Amendments modified certain provisions in the executives’ employment agreements.

Pursuant to the Amendments:

–upon a qualifying termination, Mr. Ahrens and Ms. Chitale will be entitled to receive any earned but unpaid annual bonus for the year prior to the year of termination.

–upon a qualifying termination on or within 24 months following a change in control, (i) Mr. Ahrens’ cash severance multiplier was increased from 1.0 to 1.5 and (ii) the Company-subsidized healthcare coverage for each of Mr. Ahrens and Ms. Chitale was increased from 12 to 18 months.

A qualifying termination generally means a termination of the executive’s employment by the Company without “cause” or by the executive for “good reason” (each as defined in the executive’s employment agreement).

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendments, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated as of April 21, 2026, by and among Virgin Galactic Holdings, Inc., Galactic Co., LLC and Douglas Ahrens.
10.2	Amendment to Employment Agreement, dated as of April 21, 2026, by and among Virgin Galactic Holdings, Inc., Galactic Co., LLC and Aparna Chitale.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGIN GALACTIC HOLDINGS, INC.

Date: April 21, 2026	By:	/s/ Sarah Kim
	Name:	Sarah Kim
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary